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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 20, 2005

                           First Financial Corporation
             (Exact name of registrant as specified in its chapter)


          Indiana                       000-16759                 35-1546989
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                   P. O. Box 540 , Terre Haute, Indiana 47808
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 812-238-6264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

         The Board of Directors at their regularly scheduled meeting on May 16, 2005 approved a $.40 per share dividend to be paid on July 1, 2005, to stockholders of record on June 17, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         On May 20, 2005, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.40 per share payable July 1, 2005 to the shareholders of record on June 17, 2005. The release is furnished as exhibit 99.1 hereto.

         The exhibit to this report is as follows:

         Exhibit No.       Description
         -----------       -----------

             99.1 Press Release, dated May 20, 2005 issued by First Financial Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST FINANCIAL CORPORATION

Dated May 20, 2005               /s/ Michael A. Carty
                                 --------------------
                                 Michael A. Carty
                                 Secretary/Treasurer and Chief Financial Officer

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                                  Exhibit Index

    Exhibit Number

         99.1              Press Release, May 20, 2005 issued by First
                           Financial Corporation